UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

1307 Point Street, Baltimore, MD 21231

(Address of principal executive offices)

David Oestreicher

1307 Point Street, Baltimore, MD 21231

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2025

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual Shareholder Report

May 31, 2025

U.S. High Yield ETF (THYF)

Principal Listing Exchange: NYSE Arca, Inc.

This annual shareholder report contains important information about U.S. High Yield ETF (the "fund") for the period of June 1, 2024 to May 31, 2025. You can find the fund’s prospectus, financial information on Form N-CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information at www.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1-800-638-5660 or info@troweprice.com or by contacting your intermediary.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
U.S. High Yield ETF	$58	0.56%

What drove fund performance during the past 12 months?

  The high yield market posted solid gains in the year ended May 31, 2025, despite growing concerns about the Trump administration’s trade policies during the last few months of the period. The resilient economy, healthy equity returns, and mostly favorable technical conditions supported the asset class.

  Compared with the style-specific ICE BofA US High Yield Constrained Index, the fund’s strongest relative results were in the basic industry, transportation, and capital goods segments. By credit quality, our underweight allocation in the BB rating tier marginally contributed to relative results.

  Relative to the style-specific benchmark, the fund’s weakest results were in the energy, retail, and media industries. Our positioning in the B and CCC rating tiers detracted, as did selection among BBs.

  Notably, the fund’s assets increased dramatically over the reporting period following several sizable inflows.

  The fund seeks total return and, secondarily, current income by investing primarily in U.S. below investment-grade corporate debt securities. We expected more income-driven returns due to very tight spread levels and limited room for capital appreciation. As such, we sought to position the portfolio with a current yield advantage versus the index in an effort to outperform while being cognizant of risk as very tight spread levels did not justify excessive risk taking, in our view. Within the higher-quality rating tiers, we remained underweight BBs and overweight Bs in accordance with our emphasis on current yield. We continued to consider bank loans alongside bonds when looking to optimize our positioning within an issuer’s capital structure.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of May 31, 2025

	ETF (Based on Net Asset Value)	(Regulatory Benchmark)	(Strategy Benchmark)
10/25/22	$10,000	$10,000	$10,000
11/30/22	$10,218	$10,406	$10,306
2/28/23	$10,393	$10,401	$10,492
5/31/23	$10,436	$10,613	$10,610
8/31/23	$10,877	$10,501	$10,970
11/30/23	$10,982	$10,529	$11,194
2/29/24	$11,461	$10,748	$11,644
5/31/24	$11,691	$10,752	$11,797
8/31/24	$12,093	$11,267	$12,338
11/30/24	$12,362	$11,252	$12,613
2/28/25	$12,583	$11,372	$12,815
5/31/25	$12,607	$11,339	$12,891

202505-4541202, 202507-4494155

ETF1046-052 07/25

Average Annual Total Returns

Fund	1 Year	Since Inception 10/25/22
U.S. High Yield ETF (Based on Net Asset Value)	7.84%	9.32%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark)	5.46%	4.95%
ICE BofA US High Yield Constrained Index (Strategy Benchmark)	9.28%	10.27%

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares. The fund’s past performance is not a good predictor of the fund’s future performance. Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$749,472
  Number of Portfolio Holdings100
  Investment Advisory Fees Paid (000s)$1,978
  Portfolio Turnover Rate63.0%

What did the fund invest in?

Security Allocation (as a % of Net Assets)

Corporate Bonds	87.7%
Bank Loans	8.5
Short-Term and Other	3.8

Top Ten Holdings (as a % of Net Assets)

CCO Holdings	2.2%
Cloud Software Group	2.2
Six Flags Entertainment	2.0
DISH Network	1.9
Aretec Escrow Issuer 2	1.9
Enbridge	1.8
eG Global Finance	1.7
HLF Financing / Herbalife International	1.6
Uniti Group / Uniti Group Finance / CSL Capital	1.6
First Quantum Minerals	1.5

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Bloomberg and ICE do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

U.S. High Yield ETF (THYF)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Principal Listing Exchange: NYSE Arca, Inc.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2025	2024
Audit Fees	$34,043	$33,840
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,746,000 and $1,230,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a – b) Report pursuant to Regulation S-X.

Financial Statements and Other Information
May 31, 2025
T. ROWE PRICE
THYF	U.S. High Yield ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

T. ROWE PRICE U.S. HIGH YIELD ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended		10/25/22(1) Through
	5/31/25	5/31/24	5/31/23
NET ASSET VALUE
Beginning of period	$ 51.16	$ 49.57	$ 50.00
Investment activities
Net investment income(2)(3)	3.78	4.11	2.62
Net realized and unrealized gain/loss	0.12	1.63	(0.45)
Total from investment activities	3.90	5.74	2.17
Distributions
Net investment income	(3.73)	(4.03)	(2.60)
Net realized gain	(0.00)(4)	(0.12)	-
Total distributions	(3.73)	(4.15)	(2.60)
NET ASSET VALUE
End of period	$ 51.33	$ 51.16	$ 49.57
Ratios/Supplemental Data
Total return, based on NAV(3)(5)	7.84%	12.02%	4.36%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.56%	0.56%	0.56%(6)
Net expenses after waivers/payments by Price Associates	0.56%	0.56%	0.56%(6)
Net investment income	7.37%	8.11%	8.61%(6)
Portfolio turnover rate	63.0%	86.7%	25.6%
Net assets, end of period (in thousands)	$ 749,472	$ 53,719	$ 22,306

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)	Amounts round to less than $0.01 per share.
(5)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6)	Annualized
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

May 31, 2025
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
BANK LOANS 8.5%
Consumer Goods 1.0%
Varsity Brands, FRN, 3M TSFR + 3.50%, 7.830%, 8/26/31	7,425	7,369
		7,369
Energy 1.0%
WaterBridge Midstream Operating, FRN, 3M TSFR + 4.75%, 9.053%, 6/27/29	7,714	7,405
		7,405
Health Care 1.0%
Endo Finance Holdings, FRN, 1M TSFR + 4.00%, 8.327%, 4/23/31	7,629	7,443
		7,443
Leisure 1.0%
AMC Entertainment Holdings, FRN, 1M TSFR + 7.00%, 11.318%, 1/4/29	7,450	7,458
		7,458
Retail 1.0%
LSF9 Atlantis Holdings, FRN, 3M TSFR + 4.25%, 8.549%, 3/31/29	7,626	7,607
		7,607
Technology & Electronics 2.0%
Ellucian Holdings, FRN, 1M TSFR + 4.75%, 9.077%, 11/22/32	7,375	7,458
Icon Parent, FRN, 6M TSFR + 5.00%, 9.205%, 11/12/32 (1)	7,485	7,485
		14,943
Telecommunications 1.5%
Level 3 Financing, FRN, 1M TSFR + 4.25%, 8.577%, 3/29/32 (1)	7,410	7,447

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Lumen Technologies, FRN, 1M TSFR + 2.35%, 6.791%, 4/16/29	3,702	3,663
		11,110
Total Bank Loans (Cost $63,475)		63,335
CORPORATE BONDS 87.7%
Automotive 1.6%
Aston Martin Capital Holdings, 10.00%, 3/31/29 (2)	10,825	10,148
Clarios Global / Clarios US Finance, 6.75%, 2/15/30 (2)	1,781	1,808
		11,956
Basic Industry 6.4%
Celanese US Holdings, 6.75%, 4/15/33	9,225	8,998
ERO Copper, 6.50%, 2/15/30 (2)	7,540	7,427
First Quantum Minerals, 8.00%, 3/1/33 (2)	3,730	3,697
First Quantum Minerals, 8.625%, 6/1/31 (2)	7,534	7,638
Ivanhoe Mines, 7.875%, 1/23/30 (2)	5,985	5,820
LGI Homes, 8.75%, 12/15/28 (2)	6,980	7,155
Quikrete Holdings, 6.75%, 3/1/33 (2)	7,210	7,318
		48,053
Capital Goods 2.9%
AAR Escrow Issuer, 6.75%, 3/15/29 (2)	7,185	7,336
Bombardier, 7.25%, 7/1/31 (2)	7,095	7,308
Owens-Brockway Glass Container, 7.25%, 5/15/31 (2)	7,258	7,258
		21,902
Consumer Goods 2.6%
HLF Financing / Herbalife International, 12.25%, 4/15/29 (2)	10,980	11,941
Sigma Holdco, 7.875%, 5/15/26 (2)	7,803	7,754
		19,695
Energy 17.6%
Aethon United / Aethon United Finance, 7.50%, 10/1/29 (2)	7,275	7,430

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Ascent Resources Utica Holdings, 8.25%, 12/31/28 (2)	7,155	7,262
Chord Energy, 6.75%, 3/15/33 (2)	7,465	7,372
Civitas Resources, 9.625%, 6/15/33 (2)	1,710	1,713
Enbridge, VR, 8.25%, 1/15/84 (3)	13,140	13,793
Encino Acquisition Partners Holdings, 8.75%, 5/1/31 (2)	6,950	7,575
Energy Transfer, VR, 8.00%, 5/15/54 (3)	8,182	8,558
Excelerate Energy, 8.00%, 5/15/30 (2)	7,425	7,666
Harvest Midstream I, 7.50%, 9/1/28 (2)	935	944
Howard Midstream Energy Partners, 7.375%, 7/15/32 (2)	2,830	2,918
Ithaca Energy North Sea, 8.125%, 10/15/29 (2)	7,420	7,439
NGL Energy Partners, 8.125%, 2/15/29 (2)	7,646	7,474
PBF Holding, 7.875%, 9/15/30 (2)	8,750	7,634
PBF Holding, 9.875%, 3/15/30 (2)	3,820	3,648
Permian Resources Operating, 7.00%, 1/15/32 (2)	7,155	7,316
South Bow Canadian Infrastructure Holdings, VR, 7.50%, 3/1/55 (2)(3)	7,420	7,401
Sunoco, 7.00%, 5/1/29 (2)	6,955	7,164
Venture Global LNG, VR, 9.00% (2)(3)(4)	10,690	10,049
Vital Energy, 7.875%, 4/15/32 (2)	1,850	1,498
Weatherford International, 8.625%, 4/30/30 (2)	7,120	7,227
		132,081
Financial Services 10.0%
AG Merger Sub II, 10.75%, 8/1/27 (2)	5,765	5,801
AG TTMT Escrow Issuer, 8.625%, 9/30/27 (2)	7,160	7,402
APH Somerset Investor 2 / APH2 Somerset Investor 2 / APH3 Somerset Investor 2, 7.875%, 11/1/29 (2)	8,710	8,623
Aretec Escrow Issuer 2, 10.00%, 8/15/30 (2)	12,795	13,914
Bread Financial Holdings, VR, 8.375%, 6/15/35 (2)(3)	7,920	7,663
Encore Capital Group, 9.25%, 4/1/29 (2)	6,965	7,426
FirstCash, 6.875%, 3/1/32 (2)	2,176	2,230
OneMain Finance, 7.875%, 3/15/30	7,100	7,393
PRA Group, 8.875%, 1/31/30 (2)	7,043	7,219

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Rfna, 7.875%, 2/15/30 (2)	7,010	7,019
		74,690
Health Care 3.6%
1261229 BC, 10.00%, 4/15/32 (2)	7,420	7,346
CHS / Community Health Systems, 10.875%, 1/15/32 (2)	8,405	8,972
Heartland Dental / Heartland Dental Finance, 10.50%, 4/30/28 (2)	10,243	10,794
		27,112
Insurance 1.9%
Alliant Holdings Intermediate / Alliant Holdings Co-Issuer, 7.00%, 1/15/31 (2)	7,155	7,298
Hub International, 7.25%, 6/15/30 (2)	6,390	6,622
		13,920
Leisure 3.0%
Six Flags Entertainment, 7.25%, 5/15/31 (2)	14,563	14,818
Voyager Parent, 9.25%, 7/1/32 (2)	7,325	7,554
		22,372
Media 9.1%
CCO Holdings, 6.375%, 9/1/29 (2)	7,270	7,361
CCO Holdings, 7.375%, 3/1/31 (2)	8,550	8,871
CSC Holdings, 11.25%, 5/15/28 (2)	7,165	7,075
Deluxe, 8.125%, 9/15/29 (2)	7,315	7,370
Directv Financing, 8.875%, 2/1/30 (2)	7,567	7,491
DISH Network, 11.75%, 11/15/27 (2)	13,945	14,381
Gray Media, 10.50%, 7/15/29 (2)	4,175	4,431
Midcontinent Communications, 8.00%, 8/15/32 (2)	7,131	7,363
Sinclair Television Group, 8.125%, 2/15/33 (2)	3,800	3,790
		68,133
Real Estate 2.7%
Anywhere Real Estate Group / Anywhere Co-Issuer, 7.00%, 4/15/30 (2)	8,371	7,597

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Blackstone Mortgage Trust, 7.75%, 12/1/29 (2)	6,880	7,207
Brookfield Property REIT, 4.50%, 4/1/27 (2)	5,659	5,496
		20,300
Retail 5.1%
eG Global Finance, 12.00%, 11/30/28 (2)	11,555	12,774
Hudson Automotive Group, 8.00%, 5/15/32 (2)	6,873	7,200
LCM Investments Holdings II, 8.25%, 8/1/31 (2)	7,035	7,457
Saks Global Enterprises, 11.00%, 12/15/29 (2)	7,695	3,444
Sally Holdings / Sally Capital, 6.75%, 3/1/32	7,275	7,393
		38,268
Services 5.2%
Avis Budget Car Rental / Avis Budget Finance, 8.25%, 1/15/30 (2)	10,906	11,069
Hertz, 12.625%, 7/15/29 (2)	3,920	3,979
Ritchie Bros Holdings, 7.75%, 3/15/31 (2)	2,835	2,970
Sabre GLBL, 10.75%, 11/15/29 (2)	9,288	9,474
Williams Scotsman, 7.375%, 10/1/31 (2)	10,818	11,210
		38,702
Technology & Electronics 3.9%
Cloud Software Group, 8.25%, 6/30/32 (2)	6,930	7,268
Cloud Software Group, 9.00%, 9/30/29 (2)	8,705	8,890
McAfee, 7.375%, 2/15/30 (2)	8,370	7,742
NCR Atleos, 9.50%, 4/1/29 (2)	5,270	5,731
		29,631
Telecommunications 4.4%
EchoStar, 10.75%, 11/30/29	8,295	8,336
Iliad Holding SASU, 7.00%, 4/15/32 (2)	7,335	7,381
Uniti Group / Uniti Group Finance / CSL Capital, 6.50%, 2/15/29 (2)	4,745	4,472
Uniti Group / Uniti Group Finance / CSL Capital, 10.50%, 2/15/28 (2)	6,886	7,299

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Windstream Services / Windstream Escrow Finance, 8.25%, 10/1/31 (2)	5,145	5,351
		32,839
Transportation 4.5%
Avianca Midco 2, 9.625%, 2/14/30 (2)	3,975	3,538
JetBlue Airways / JetBlue Loyalty, 9.875%, 9/20/31 (2)	11,175	11,021
Latam Airlines Group, 7.875%, 4/15/30 (2)	9,770	9,819
OneSky Flight, 8.875%, 12/15/29 (2)	9,250	9,296
		33,674
Utility 3.2%
Edison International, VR, 8.125%, 6/15/53 (3)	4,410	4,333
NRG Energy, VR, 10.25% (2)(3)(4)	4,822	5,292
Talen Energy Supply, 8.625%, 6/1/30 (2)	6,690	7,125
Vistra, VR, 8.00% (2)(3)(4)	7,223	7,358
		24,108
Total Corporate Bonds (Cost $661,620)		657,436
SHORT-TERM INVESTMENTS 2.8%
Money Market Funds 2.8%
T. Rowe Price Government Reserve Fund, 4.38% (5)(6)	21,268	21,268
Total Short-Term Investments (Cost $21,268)		21,268
Total Investments in Securities 99.0% of Net Assets (Cost $746,363)		$742,039

‡	Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1)	All or a portion of this loan is unsettled as of May 31, 2025. The interest rate for unsettled loans will be determined upon settlement after period end.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $598,632 and represents 79.9% of net assets.

T. ROWE PRICE U.S. HIGH YIELD ETF

(3)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(4)	Perpetual security with no stated maturity date.
(5)	Seven-day yield
(6)	Affiliated Companies
1M TSFR	One month term SOFR (Secured overnight financing rate)
3M TSFR	Three month term SOFR (Secured overnight financing rate)
6M TSFR	Six month term SOFR (Secured overnight financing rate)
FRN	Floating Rate Note
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE U.S. HIGH YIELD ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2025. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—	$—	$954
Totals	$—#	$—	$954+

Supplementary Investment Schedule
Affiliate	Value 5/31/24	Purchase Cost	Sales Cost	Value 5/31/25
T. Rowe Price Government Reserve Fund	$748	¤	¤	$21,268
	Total			$21,268^

#	Capital gain distributions from underlying funds represented $0 of the net realized gain (loss).
+	Investment income comprised $954 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $21,268.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

May 31, 2025
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $746,363)	$742,039
Interest and dividends receivable	12,589
Total assets	754,628
Liabilities
Payable for investment securities purchased	4,797
Investment management and administrative fees payable	355
Other liabilities	4
Total liabilities	5,156
NET ASSETS	$749,472
Net Assets Consists of:
Total distributable earnings (loss)	$(5,729)
Paid-in capital applicable to 14,600,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the Corporation authorized	755,201
NET ASSETS	$749,472
NET ASSET VALUE PER SHARE	$51.33
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

    STATEMENT OF OPERATIONS

($000s)
Year Ended
5/31/25
Investment Income (Loss)
Income
Interest	$27,064
Dividend	954
Total income	28,018
Expenses
Investment management and administrative expense	1,978
Miscellaneous expense	1
Total expenses	1,979
Net investment income	26,039
Realized and Unrealized Gain / Loss
Net realized loss on securities	(1,537)
Change in net unrealized gain / loss on securities	(4,938)
Net realized and unrealized gain / loss	(6,475)
INCREASE IN NET ASSETS FROM OPERATIONS	$19,564
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	Year Ended
	5/31/25	5/31/24
Increase (Decrease) in Net Assets
Operations
Net investment income	$26,039	$3,242
Net realized gain (loss)	(1,537)	15
Change in net unrealized gain / loss	(4,938)	928
Increase in net assets from operations	19,564	4,185
Distributions to shareholders
Net earnings	(25,938)	(3,323)
Capital share transactions*
Shares sold	722,898	30,551
Shares redeemed	(20,771)	—
Increase in net assets from capital share transactions	702,127	30,551
Net Assets
Increase during period	695,753	31,413
Beginning of period	53,719	22,306
End of period	$749,472	$53,719
*Share information (000s)
Shares sold	13,950	600
Shares redeemed	(400)	—
Increase in shares outstanding	13,550	600
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. High Yield ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks total return, and secondarily, current income.
NOTE  1  –  SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE U.S. HIGH YIELD ETF

Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
New Accounting Guidance
In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management expects that adoption of the guidance will not have a material impact on the fund’s financial statements.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE U.S. HIGH YIELD ETF

NOTE  2  –  VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial

T. ROWE PRICE U.S. HIGH YIELD ETF

instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation.  Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE U.S. HIGH YIELD ETF

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2025 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income Securities[1]	$—	$720,771	$—	$720,771
Short-Term Investments	21,268	—	—	21,268
Total	$21,268	$720,771	$—	$742,039

[1]	Includes Corporate Bonds and Bank Loans.
NOTE  3  –  OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

T. ROWE PRICE U.S. HIGH YIELD ETF

Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $898,486,000 and $222,578,000, respectively, for the year ended May 31, 2025.

T. ROWE PRICE U.S. HIGH YIELD ETF

NOTE  4  –  FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the periods presented was as follows:
($000s)
	May 31,	May 31,
	2025	2024
Ordinary income (including short-term capital gains, if any)	$25,916	$3,323
Long-term capital gain	22	—
Total distributions	$25,938	$3,323
At May 31, 2025, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$746,826
Unrealized appreciation	$4,949
Unrealized depreciation	(9,736)
Net unrealized appreciation (depreciation)	$(4,787)

T. ROWE PRICE U.S. HIGH YIELD ETF

At May 31, 2025, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Undistributed ordinary income	$138
Net unrealized appreciation (depreciation)	(4,787)
Loss carryforwards and deferrals	(1,080)
Total distributable earnings (loss)	$(5,729)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an annual all-inclusive fee equal to 0.56% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price

T. ROWE PRICE U.S. HIGH YIELD ETF

Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay no investment management fees.
As of May 31, 2025, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 279,957 shares of the fund, representing 2% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2025, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  6  –   SEGMENT REPORTING
Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker (CODM) in deciding how to allocate resources and assess performance. The Management Committee of Price Associates acts as the fund’s CODM. The fund makes investments in accordance with its investment objective as outlined in the Prospectus and is considered one reportable segment because the CODM allocates resources and assesses the operating results of the fund on the whole.
The fund’s revenue is derived from investments in portfolio of securities. The CODM allocates resources and assesses performance based on the operating results of the fund, which is consistent with the results presented in the statement of operations, statement of changes in net assets and financial highlights. The CODM compares the fund’s performance to its benchmark index and evaluates the positioning of the fund in relation to its investment objective. The measure of segment assets is net assets of the fund which is disclosed in the statement of assets and liabilities.

T. ROWE PRICE U.S. HIGH YIELD ETF

The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The financial statements include all details of the segment assets, segment revenue and expenses; and reflect the financial results of the segment.
NOTE  7  –   OTHER MATTERS
Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical and regulatory developments (including trading and tariff arrangements), and public health epidemics or threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted. These and other similar events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these or such events.

T. ROWE PRICE U.S. HIGH YIELD ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price U.S. High Yield ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. High Yield ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the years ended May 31, 2025 and 2024, and for the period October 25, 2022 (inception) through May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the years ended May 31, 2025 and 2024, and for the period October 25, 2022 (inception) through May 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE U.S. HIGH YIELD ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 18, 2025
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE U.S. HIGH YIELD ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 05/31/25
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included:
The fund's distributions to shareholders included $22,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
For nonresident alien shareholders, $18,929,000 of income dividends are interest-related dividends.
For shareholders subject to interest expense deduction limitation under Section 163(j), $24,888,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

T. ROWE PRICE U.S. HIGH YIELD ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser), as well as the investment subadvisory agreement (Subadvisory Contract) that the Adviser has entered into with T. Rowe Price T. Rowe Price Investment Management, Inc. (Subadviser) on behalf of the fund. In that regard, at a meeting held on March 12–13, 2025 (Meeting), the Board, including all of the fund’s independent directors present in person at the Meeting, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Adviser and Subadviser about various topics. The Board also considered that the Subadviser has its own investment platform and investment management leadership, and the Adviser and Subadviser have implemented information barriers restricting the sharing of investment information and voting activity. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser and Subadviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser and Subadviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. However, the Board noted that there are information barriers between investment personnel of the Adviser and Subadviser that restrict the sharing of certain information, such as investment research, trading, and proxy voting. The Board also reviewed the background and experience of the Adviser’s and Subadviser’s senior

T. ROWE PRICE U.S. HIGH YIELD ETF

management teams and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser and Subadviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract and Subadvisory Contract.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the T. Rowe Price funds.  In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and peer groups of funds with similar investment programs for various periods through December 31, 2024.  Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2024, which ranked the returns of the fund’s Investor Class for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of mutual fund data.
In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance.  The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups.  The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates, including the Subadviser) may have realized from its relationship with the fund.  In considering soft-dollar arrangements, the Board noted that, effective January 1, 2024, the Adviser began using brokerage commissions in connection with certain T. Rowe Price funds’ securities transactions to pay for research when permissible, and the Board considered that the Adviser may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions.
The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular

T. ROWE PRICE U.S. HIGH YIELD ETF

because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee, which is based on the fund’s average daily net assets. Under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price mutual funds and ETFs (including the fund).  Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflects the management

T. ROWE PRICE U.S. HIGH YIELD ETF

fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the fifth quintile (Expense Group and Expense Universe).
The Adviser provided the Board with additional information with respect to the fund’s relative management fees and total expenses ranking in the fifth quintile.  The Board reviewed and considered the information provided relating to the fund, including other funds in the peer group, and other factors that the Board determined to be relevant.
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. The fee schedules, which are subject to change, may be negotiated under certain circumstances and may differ across regions. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional domestic and international businesses are fundamentally different from those of the proprietary mutual fund and ETF (“registered fund”) business.  The Board considered information showing that the Adviser’s registered fund business is generally more complex from a business and compliance perspective than its other domestic and international businesses and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary registered fund business.  In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its registered fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

T. ROWE PRICE U.S. HIGH YIELD ETF

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

1307 Point Street
Baltimore, MD 21231
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
T. Rowe Price Investment Services, Inc.
ETF1046-050 07/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration paid to Directors is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

If applicable, see Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)	Listing standards relating to recovery of erroneously awarded compensation: not applicable.

(3)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.
By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 18, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 18, 2025

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 18, 2025